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                                                                   EXHIBIT 99.1


                   NEWS RELEASE...NEWS RELEASE...NEWS RELEASE


FOR IMMEDIATE RELEASE                         FOR FURTHER INFORMATION, CONTACT:
Date: April 24, 2003                          Kristy Williams  615-595-5531
                                              David McCurrach 615-591-1059


                   FRANKLIN FINANCIAL REPORTS EARNINGS GROWTH


FRANKLIN, TENNESSEE, APRIL 24, 2003 - For the quarter ended March 31, 2003, Franklin Financial Corporation (Nasdaq: "FNFN") earned $2.89 million. This is a 10.7% increase in net income over the same period in 2002. On a per share basis, the 2003 first quarter earnings were $.35, compared to $.33 per share for the first quarter 2002. Franklin Financial Corporation is the parent company of Franklin National Bank.

As of March 31, 2003, loans outstanding totaled $552.7 million and deposits were $735.0 million. Compared to March 2002, this is an increase of 17.5% and 14.0%, respectively.

"We continue to strive to enhance shareholder value by achieving strong earnings growth while maintaining high asset quality," commented Gordon E. Inman, Chairman, President & CEO for Franklin Financial Corporation. "The strength and performance of our organization promises a bright future for all involved from our customers to our employees to our shareholders."

Franklin Financial Corporation in December 2002 raised its quarterly dividend to $.05775 per share, representing a 5% increase from third quarter of 2002.

On May 1, 2001, the common stock of Franklin Financial Corporation began trading on the Nasdaq National Market. Corporate data may be found on the Internet at www.fnfn.net.

Franklin National Bank operates nine retail branches with ATM's in Williamson, Davidson, and Maury counties. The bank's Internet site is FranklinNetBranch.com. In addition to Franklin National Bank, Franklin Financial Corporation is the parent company of Franklin Financial Mortgage, Franklin Financial Insurance Agency, and Franklin Financial Securities.

On July 24, 2002, Fifth Third Bancorp (Nasdaq: FITB-News) and Franklin Financial Corporation announced the signing of a definitive agreement in which Fifth Third will acquire Franklin Financial Corporation and its subsidiary, Franklin National Bank, headquartered in Franklin, Tennessee. On March 27, 2003, the definitive agreement was amended to extend the termination date to June 30, 2004 and to revise the exchange ratio.

THE STATEMENTS CONTAINED IN THIS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS MADE PURSUANT


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TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT
OF 1995. FORWARD-LOOKING STATEMENTS DESCRIBING FRANKLIN FINANCIAL CORPORATION'S FUTURE PLANS, PROJECTIONS, STRATEGIES AND EXPECTATIONS, ARE BASED ON ASSUMPTIONS AND INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES, MANY OF WHICH ARE BEYOND FRANKLIN FINANCIAL CORPORATION'S CONTROL. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED DUE TO CHANGES IN INTEREST RATES, COMPETITION IN THE INDUSTRY, CHANGES IN LOCAL AND NATIONAL ECONOMIC CONDITIONS AND VARIOUS OTHER FACTORS. ADDITIONAL INFORMATION CONCERNING SUCH FACTORS, WHICH COULD AFFECT FRANKLIN FINANCIAL CORPORATION, IS CONTAINED IN FRANKLIN FINANCIAL CORPORATION'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                         FRANKLIN FINANCIAL CORPORATION
                           (ALL DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                         THREE MONTHS ENDED
                                                               MARCH 31,
                                                     -----------------------------
                                                       2003                 2002
                                                     --------             --------

AVERAGE BALANCES
   Loans                                             $546,675             $448,486
   Securities                                         262,174              257,278
   Earning Assets                                     830,447              709,816
   Total Assets                                       869,126              746,871

   Demand Deposits                                     78,716               52,502
   Interest-Bearing Deposits                          659,248              572,219
   Total Deposits                                     737,964              624,721
   Shareholders' Equity                                50,312               36,105

KEY PERFORMANCE RATIOS
   Return on Average Assets (Annualized)                 1.33%                1.40%
   Return on Average Equity (Annualized)                22.98                28.92
   Net Interest Margin                                   3.76                 4.44
   Efficiency Ratio                                     49.40                51.96

ASSET QUALITY DATA
   Nonperforming Assets                              $  7,226             $  5,695

   Allowance for Loan and Lease Losses                  5,935                4,593

   Net Charge-Offs/ (Recoveries)                          745                  326

   Nonperforming Assets to Total Loans                   1.31%                1.21%
   Allowance for Loan and Lease Losses to
      Period-End Loans                                   1.07                 0.98
   Net Charge-Offs/ (Recoveries) to
      Average Loans                                      0.14                 0.07

                         FRANKLIN FINANCIAL CORPORATION
                (ALL DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                            THREE MONTHS ENDED
                                                                MARCH 31
                                              --------------------------------------------
                                                                                   Percent
                                                2003               2002             Change
                                              --------            -------          -------

Income Statement
Interest income                               $ 11,874            $12,477             (4.8)
Interest expense                                 4,060              4,605            (11.8)
                                              --------            -------

Net interest income                              7,814              7,872             (0.7)
Provision for loan losses                          920                650             41.5
Non-interest income                              3,067              1,950             57.3
Non-interest expense                             5,463              5,177              5.5
                                              --------            -------

Income before income taxes                       4,498              3,995             12.6

Income taxes                                     1,608              1,385             16.1
                                              --------            -------

Net income                                    $  2,890            $ 2,610             10.7
                                              --------            -------


Per Share Data
Basic                                         $   0.35            $  0.33              6.9
Diluted                                           0.33               0.30             10.0
Cash Dividends                                 0.05775              0.055              5.0
Common book value per share                       6.29               4.66             35.1
Weighted average shares outstanding
  Basic                                          8,143              7,859              3.6
  Diluted                                        8,845              8,677              1.9

                         FRANKLIN FINANCIAL CORPORATION
                           (ALL DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

Balance Sheet Summary                                            March 31,                         Percent
                                                        2003                 2002                   Change
                                                      ---------             ---------              -------
Assets
  Cash and cash equivalents                           $  33,924             $  21,926                54.7
  Federal funds sold                                         --                   276              (100.0)
  Securities                                            283,110               254,889                11.1
  Loans                                                 552,700               407,244                17.5
  Allowance for loan losses                              (5,935)               (4,593)               29.2
                                                      ---------             ---------
  Net loans                                             546,765               465,651                17.4
  Other assets                                           23,564                25,893                (9.0)

Total assets                                          $ 887,363             $ 768,635                15.4
                                                      ---------             ---------

Liabilities and stockholders' equity
  Deposits                                            $ 735,031             $ 644,948                14.0
  Other borrowings                                       94,455                82,808                14.1
  Other liabilities                                       5,803                 4,078                42.3
                                                      ---------             ---------
  Total liabilities                                     835,289               731,834                14.1
  Total stockholders' equity                             52,074                36,801                41.5
                                                      ---------             ---------

Total liabilities and stockholders' equity            $ 887,363             $ 768,635                15.4
                                                      ---------             ---------